Commitment and Contingencies	3 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies	Commitments and Contingencies
Capacity Purchase Agreements
Blade has contractual relationships with various aircraft operators to provide aircraft service. Under these capacity purchase agreements (“CPAs”), the Company pays the operator contractually agreed fees (carrier costs) for operating these flights. The fees are generally based on fixed hourly rates for flight time multiplied by hours flown. Under these CPAs, the Company is also responsible for landing fees and other costs, which are either passed through by the operator to the Company without any markup or directly incurred by the Company.
As of December 31, 2021, the Company has a remaining unfulfilled obligation for the years ending December 31, 2022, 2023 and 2024 under agreements with operators to purchase flights with an aggregate value of approximately $3,525, $9,559 and $1,128, respectively. Blade has the right for immediate termination of certain agreements if a government authority enacts travel restrictions, which is applicable to unfulfilled obligation for the years ending December 31, 2022, 2023 and 2024 with an aggregate value of approximately $264, $1,128 and $1,128, respectively. In addition, obligations with a value of $8,431 for the year ending December 31, 2023 could be terminated by Blade for convenience upon 30 or 60 days’ notice.
Legal and Environmental
From time to time, we may be a party to litigation that arises in the ordinary course of business. Other than described below, we do not have any pending litigation that, separately or in the aggregate, would, in the opinion of management, have a material adverse effect on its results of operations, financial condition or cash flows. As of December 31, 2021, management believes, after considering a number of factors, including (but not limited to) the information currently available, the views of legal counsel, the nature of contingencies to which the Company is subject and prior experience, that the ultimate disposition of these other litigation and claims will not materially affect the Company's consolidated financial position or results of operations. The Company records liabilities for legal and environmental claims when a loss is probable and reasonably estimable. These amounts are recorded based on the Company's assessments of the likelihood of their eventual disposition.

On April 1, 2021, Shoreline Aviation, Inc. filed an Amended Complaint in the United States District Court for the Eastern District of New York naming Cynthia L. Herbst, Sound Aircraft Flight Enterprises, Inc., Ryan A. Pilla, Blade Urban Air Mobility, Inc., Robert Wiesenthal and Melissa Tomkiel as defendants. The case is captioned Shoreline Aviation, Inc. v. Sound Aircraft Flight Enterprises, Inc. et al., No. 2:20-cv-02161-JMA-SIL (E.D.N.Y.). The complaint alleges, among other things, claims of misappropriation, violation of the Defend Trade Secrets Act, unfair competition, tortious interference with business relations, constructive trust, tortious interference with contract, and aiding and abetting breach of fiduciary duty against Blade, Robert Wiesenthal and Melissa Tomkiel (together the “Blade Defendants”). On March 16, 2022, SAI and the Blade Defendants filed a Joint Stipulation and Order of Dismissal with Prejudice in the Court, in which, SAI and the Blade Defendants stipulated and agreed that pursuant to Federal Rule of Civil Procedure 41(a)(1)(A)(ii), all of SAI’s claims against the Blade Defendants were dismissed with prejudice. The Blade Defendants expressly denied any wrongdoing and did not admit any liability.
In July 2022, Trinity Air Medical, LLC (“Trinity”), a wholly owned subsidiary of Blade Urban Air Mobility, Inc., received a federal grand jury subpoena seeking records related to the provision of transplant transportation services. Trinity is cooperating with the subpoena.